Exhibit 99.2

 Q2 2024   Earnings Release  BSVN  July 11, 2024

 BSVN – Corporate Overview  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States  Consistently produce top quartile(2) earnings and ROATCE  Proven ability to maintain a healthy net interest margin through challenging interest rate cycles  Abundant liquidity and a properly matched balance sheet  Disciplined credit culture that adheres to a robust risk management framework  Experienced and talented bankers focused on high-touch personalized service, targeting entrepreneurs and their commercial banking needs  Positioned in dynamic markets with a commercial banking emphasis delivering services via a branch-lite model  Shareholder alignment due to 58% insider ownership   Dollars in thousands, all data as of June 30, 2024, unless indicated otherwise  Pre-provision, pre-tax earnings (“PPE”) is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  See slide 4 for the corresponding comparison between BSVN and peer group   Bank7 Branch  Dallas / Fort Worth  Tulsa  Oklahoma City

Earnings Release: Q2 2024

Q2 Overview

Record Earnings & Reliable Net Interest Margin

- Disciplined balance sheet management continues to produce a steady net interest margin which drives earnings
- EPS results were achieved through core earnings with no shares repurchased
- Q2 EPS of $1.23, a 17.14% increase from Q2 2023; excluding net income from oil and gas(1), we achieved a core banking EPS of $1.14, an 8.57% increase from Q2 2023
- We continue to benefit from a low efficiency ratio of 37.72%
- Net interest margin, excluding loan fee income, increased 3bps to 4.76%(2) as compared to Q1 2024

Asset Quality & CRE

- NPLs to Total Loans of 0.50%, within our historical norms
- Diverse CRE portfolio primarily located in the DFW and Oklahoma City Metros
- Office Loan Average Size, excluding construction is $0.76 million:
  - Owner Occupied — $0.65 million
  - Non-Owner Occupied — $1.00 million

Consistent Balance Sheet Management & Liquidity

- Uninsured deposits represent 22.83% of total deposits, compared to 26.85% for Q1 2024; adjusted uninsured deposits represent 16.08% of total deposits (3)
- The sum of cash plus unpledged securities and undrawn lines-of-credit equals $463.16 million, which significantly exceeds adjusted uninsured deposits of $238.15 million(3), a 1.94x coverage
- $1.08 billion or 79.79% of loans reprice in 1 year or less, with $924.50 million(4) or 68.30% repricing daily
- AOCI is only $5.75 million; the average investment portfolio duration is ~3.2 years

Prudent Capital Management

- Exceptional earnings and low dividend payout ratio builds capital rapidly
- Capital ratios far exceed "well capitalized" regulatory guidelines
- CET 1 Capital: 13.03%
- Tier 1 Leverage: 11.12%
- Debt free Balance Sheet
- No HTM securities

Dollars in thousands, all data as of June 30, 2024, unless indicated otherwise
(1) Gross revenue of $2.43 million and gross expense of $1.10 million; pre-tax net income of $1.33 million and net income of $1.00 million.
(2) Net interest income excluding loan fees is a non-GAAP financial measure. See appendix for reconciliation to the most comparable GAAP measure
(3) See slide 3 for adjusted uninsured deposit calculation
(4) $924.50 million of gross loans reprice daily, with $101.41 million of those loans that are at their ceiling

2

Maximizing Our Employee Base (3)  PPE(1)  9.57% increase   Strength in Core Earnings  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended June 30, 2023 and June 30, 2024  Pre-provision, pre-tax earnings (“PPE”) is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Pro Forma noninterest expense to average assets is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Pro Forma  $26.8  $15.1  Strong PPE:  Quarterly PPE of $15.26 million, an increase of 9.57% as compared to Q2 2023  PPE was driven by:  Disciplined loan pricing  Asset sensitive balance sheet  Expense discipline  We achieve maximum productivity by:  Utilizing a branch-lite model  Hiring fewer but better FTEs  Operating an efficient delivery system with a strict adherence to processes  3.56%  Actual  Pro  Forma  2  2

 Consistently Outperforming our Peer Group  Income Statement as a Percentage of Average Assets  PPE to Average Assets vs Peers  Dollars are in thousands  Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (145 banks); Source: S&P Global Market Intelligence.  As of Q1 2024, the latest data available.

 Return on Average Tangible Common Equity (1)  5 year average: 20.5%  Efficiency Ratio  5 year average: 37.3%   Return on Average Assets (1)  5 year average: 2.1%   Consistent Top Performer  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended June 30, 2024 and June 30, 2023  Pro Forma ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics  20.90%  Pro   Forma  2.51%  1.03%  Pro  Forma  Industry leading performance ratios remain elite and within our historical ranges  Pro   Forma  8.60%  38.83%

 Diluted Earnings Per Share  17.14% Increase   Pro Forma  $0.81  Tangible Book Value Per Share  CAGR since 2018: 16.5%   Record EPS:  $1.23 for Q2, a 17.14% increase from Q2 2023; excluding net income from oil and gas, we achieved a core banking EPS of $1.14, an 8.57% increase from Q2 2023  No share repurchases since 2020  Reliable and Rapid Capital Compounder  Dollars are in thousands, except for per share data  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Consistently strong earnings increased TBV despite three factors:  $0.85 per share paid for an all-cash acquisition in Q4 2021  $0.62 per share AOCI unrealized loss from investments  $3.09 per share paid in cash dividends, since IPO  1

 CAGR since 2018: 15.6%   BSVN Compared to Major Exchange Traded Banks between $500M - $5B   Total Shareholder Return Since BSVN’s IPO  BSVN’s TBVPS Since FYE 2018  Peer Median CAGR: 6.5%(1)  (1)  $100 invested in BSVN since IPO would be worth $192.58 now  $100 invested in an index of BSVN’s peers since BSVN’s IPO would be worth $93.04 now  BSVN: 92.6%  Peer Median: (7.0%)  99.5% Outperformance  Source: S&P Global Market Intelligence and FactSet; Market data as of 6/30/2024  Total shareholder return includes the reinvestment of dividends  Peer group is defined as major exchange-traded banks nationwide with assets between $500M – $5B (147 banks)

 CAGR since 2018: 15.6%   BSVN Compared to All Major Exchange Traded Banks  Source: S&P Global Market Intelligence and FactSet; Market data as of 6/30/2024  Total shareholder return includes the reinvestment of dividends  Public banks include all major exchange-traded banks nationwide (324 banks)  Total Shareholder Return Since BSVN’s IPO  BSVN’s TBVPS Since FYE 2018  (1)  $100 invested in BSVN since IPO would be worth $192.58 now  $100 invested in an index of all public banks since BSVN’s IPO would be worth $96.78 now  BSVN: 92.6%  Public Banks Median: (3.2%)  95.8% Outperformance  Public Banks Median CAGR: 5.6%(1)

 Consistent Net Interest Margin  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended March 31, 2024 and June 30,2024  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  ◼︎ Loan Fee Income Contribution  Net interest margin remains within our historical range due to disciplined loan pricing, a healthy amount of non-interest bearing deposits, and our asset sensitive balance sheet

 We Achieve a Steady Spread thru Various Rate Cycles

 Asset Sensitivity Repricing and Liquidity  Dollars in thousands, all data as of June 30,2024, unless indicated otherwise  $924.50 million of gross loans reprice daily, with $101.41 million of those loans that are at their ceiling  Asset Sensitivity Repricing Schedule  (1)  79.73% of total earning assets reprice within one year or less, and is the key driver of our consistent net interest margin  Uninsured deposits total $338.14 million or 22.83% of total deposits; however, after deductions for insider owned, and also collateralized deposits, adjusted uninsured deposits are $238.15 million, which is 16.08% of total deposits  Cash, securities, and undrawn lines of credit totaled $463.16 million, providing a 1.94x coverage of adjusted uninsured deposits  Uninsured Deposits | Cash/Liquidity  Liquidity

 Deposit Composition  Deposit Composition  CAGR since 2019: 13.0%  Dollars in millions  Includes interest bearing and non-interest bearing demand deposit, money market, and savings accounts   Decrease in non-interest bearing deposits relates to a $100.00 million deposit that was directed here by a bankruptcy court which has now been dispersed

 Loan Portfolio Trends  Loan Portfolio Trends – Selected Categories  Dollars are in millions  CAGR Since 2019: 12.5%  11.3%  24.8%  20.8%  43.2%

 Loan Portfolio Distribution  Dollars are in millions. Data as of June 30, 2024  Loan Portfolio  Selected Categories

 Diverse CRE Portfolio with Very Low Historical Losses  Dollars are in millions. Data as of June 30, 2024  Diverse commercial real estate lending activity in Texas and Oklahoma with an emphasis in the DFW, Oklahoma City, and Tulsa metros  Minimal office and retail loans  No office exposure to downtown metropolitan locations  Office Loan Average Size, excluding construction is $0.76 million: :  Owner Occupied — $0.65 million  Non-Owner Occupied — $1.00 million  Construction lending activity primarily in Oklahoma City and the Dallas metroplex with an emphasis on entry level homes with established homebuilders  Limited lot and development lending activity  Hospitality niche managed by seasoned professionals with proven track record through various economic cycles   CONSTRUCTION  OWNER OCCUPIED

 Hotel Portfolio by Class  Hotel Portfolio by Location  Hospitality Loan Portfolio – A Source of Strength  Dollars are in millions, data as June 30, 2024  No historical NCOs in the hospitality segment  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession   Geographically concentrated in TX (84%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Average loan size of $5.63 million  3.56%  Actual  Hotel Portfolio by Location

 Total Assets  Strategic Growth in Dynamic Markets  Dollars are in millions  2014   2015  2016  2017  2018  2019  2020  2021  2022  2023  Q2 2024  LPO opened in Tulsa, OK, full-service branch opened in Frisco, TX  Oklahoma acquisition  Full-service branch opened in Tulsa, OK   Completed IPO  Full-service branch opened in Irving, TX  LPO opened in  Irving, TX  Kansas acquisition  CAGR Since 2014: 14.2%

 Earnings-driven Capital Shock-absorption  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in thousands  above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind  DFAST = Dodd-Frank Act Stress Test  Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum  Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months   Trailing twelve months PPE of $61.6 million extrapolated over two years

 Appendix

 Bank7 Corp. Financials  BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326).  Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 25 of this presentation

 Bank7 Corp. Performance Ratios  Annualized  Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income     Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric  Ratios are based on Bank level financial information rather than consolidated information. At June 30, 2024, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.12%, 13.03%, and 14.27% respectively for the Company  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 25 of this presentation

 Non-GAAP Reconciliations

 Non-GAAP Reconciliations -- Continued

 Available-for-Sale Securities Portfolio  Investment Portfolio  Dollars are in millions.  All mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $66.3 million as of June 30, 2024  Weighted Average Duration: 3.2 Years  Book Yield: 2.03%

 2019 Pro Forma Net Income Reconciliation  On September 5, 2019, the largest shareholders, Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 Legal Information and Distribution  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.     Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.     This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.